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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported):  August 7, 1997
                                                         --------------

                           SLM HOLDING CORPORATION
                           -----------------------


Delaware                      333-21217                      52-2013874
--------                      -----------------              ----------
(State or other               (Commission File               (I.R.S. employer
Jurisdiction of               Numbers)                       Identification No.)
Incorporation)



                             11600 Sallie Mae Drive
                             Reston, Virginia 20193
                             ----------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (703) 810-3000





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Item 2.  Acquisition or Disposition of Assets

         On August 7, 1997 (the "Effective Time"), pursuant to an Agreement and Plan of Reorganization, dated as of April 7, 1997, among the Registrant, the Student Loan Marketing Association ("Sallie Mae"), a federally-chartered government sponsored enterprise ("GSE") and Sallie Mae Merger Company, a Delaware corporation and wholly-owned subsidiary of the Registrant, and under the authority of the Student Loan Marketing Association Reorganization Act of 1996 (the "Privatization Act"), Sallie Mae was merged with Sallie Mae Merger Company and was reorganized into a wholly-owned subsidiary of the Registrant (the "Reorganization") and each outstanding share of common stock, par value $.20 per share, of Sallie Mae was converted into one share of common stock, par value $.20 per share of the Registrant.

         Pursuant to the Privatization Act all real and personal property of Sallie Mae (both tangible and intangible) except for certain assets and liabilities that were outstanding as of the Effective Time (debt obligations, certain derivatives contracts, investment securities and certain student loan assets) has been or will be transferred to the Registrant or one of its non-GSE subsidiaries.

         The legal status and attributes of all of the Sallie Mae's debt obligations, including SEC and state tax exemptions, will be fully preserved, whether such obligations were outstanding prior to or issued after the Reorganization. The obligations of the Registrant will not have GSE status. Pursuant to the terms of the Privatization Act, Sallie Mae's outstanding adjustable rate cumulative preferred stock (CUSIP no. 86 3871 20 8) is required to be redeemed by September 30, 2008, or at such earlier time as the GSE is dissolved.





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Item 7.  Financial Statements and Exhibits.

         (a) (4) Financial Statements required by this item shall be filed by amendment not later than 60 days after the date that this Form 8-K must be filed.

         (b) (2) Any pro forma financial information required by this item shall be filed by amendment not later than 60 days after the date that this Form 8-K must be filed.

         (c)  Exhibits

         Exhibit No.

                 2       -        Agreement and Plan of Reorganization
                 by and among the Student Loan Marketing Association ("Sallie Mae"), SLM Holding Corporation ("Registrant"), and Sallie Mae Merger Company ("MergerCo")






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 14, 1997

                                        SLM
                                        HOLDING
                                        CORPORATION

                                        By:   /s/     Mark Overend
                                              ---------------------------------
                                        Name:         Mark Overend
                                        Title:        Vice President and
                                                      Chief Financial Officer





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                                INDEX TO EXHIBIT

                                                                                     Sequentially
Exhibit                                                                                Numbered
Number                                Exhibit                                            Page
------                                -------                                            ----
   2                      Agreement and Plan of Reorganization
                          by and among the Student Loan
                          Marketing Association ("Sallie Mae"),
                          SLM Holding Corporation
                          ("Registrant"), and Sallie Mae Merger
                          Company ("MergerCo")








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